Exhibit 99.1

Inphi Management Holds Virtual Fireside Chat with Stifel Financial Corp.

SANTA CLARA, Calif., March 27, 2020- Inphi Corporation (NYSE: IPHI), a leader in high-speed data movement interconnects, participated in a virtual fireside chat on March 26, 2020 with Stifel Financial Corp. to discuss general business conditions. Ford Tamer, President and CEO, John Edmunds, CFO and Vernon Essi, Jr, Senior Director of IR and Corporate Development, were hosted by Stifel Financial Corp.’s Tore Svanberg. During this discussion, we provided our view on the current business environment in which the Company operates, as well as the impacts of COVID-19 on the Company’s business.

An audio replay of the virtual fireside chat will be available for thirty days on Inphi’s website at https://www.inphi.com/investors/.

About Inphi

Inphi Corporation is a leader in high-speed data movement. We move big data - fast, throughout the globe, between data centers, and inside data centers. Inphi's expertise in signal integrity results in reliable data delivery, at high speeds, over a variety of distances. As data volumes ramp exponentially due to video streaming, social media, cloud-based services, and wireless infrastructure, the need for speed has never been greater. That's where we come in. Customers rely on Inphi's solutions to develop and build out the Service Provider and Cloud infrastructures, and data centers of tomorrow. To learn more about Inphi, visit www.inphi.com.

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Cautionary Note Concerning Forward-Looking Statements

These forward-looking statements may be identified by terms such as outlook, believe, expect, may, will, provide, continue, could, and should, and the negative of these terms or other similar expressions. These statements include statements relating to: the Company’s business outlook and current expectations for 2020, including with respect to the first quarter of 2020, revenue, operating performance, and capital structure; the Company’s expectations regarding growth opportunities, the impacts on the Company’s business of COVID-19, success of our growth strategy, strength of the cloud market, increasing demand in Q1 2020, growth inside data centers, customer relationships, our competitive positioning and the Company’s expectations regarding the benefits of the eSilicon acquisition. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: the Company’s ability to sustain profitable operations due to its history of losses and accumulated deficit; dependence on a limited number of customers for a substantial portion of revenue and lack of long-term purchase commitments from our customers; product defects; risk related to intellectual property matters, lengthy sales cycle and competitive selection process; lengthy and expensive qualification processes; ability to develop new or enhanced products in a timely manner; development of target markets; market demand for the Company’s products; reliance on third parties to manufacture, assemble and test products; ability to compete; the ability to effectively integrate eSilicon and other risks inherent in fabless semiconductor businesses. In addition, actual results could differ materially due to changes in tax rates or tax benefits available, changes in demand, changes in government regulation, changes in claims that may or may not be asserted, as well as changes in pending litigation. For a discussion of these and other related risks, please refer to Inphi Corporation’s recent SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2019, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Inphi Corporation undertakes no obligation to update forward-looking statements for any reason, except as required by law, even as new information becomes available or other events occur in the future.

Inphi, the Inphi logo and Think fast are registered trademarks of Inphi Corporation. All other trademarks used herein are the property of their respective owners.

Investor Contact:

Vernon P. Essi, Jr.

408-606-6524

vessi@inphi.com

Corporate Contact:

Kim Markle

408-217-7329

kmarkle@inphi.com